AMENDMENT
                                 TO
                        EMPLOYMENT AGREEMENT

      AMENDMENT TO EMPLOYMENT AGREEMENT dated as of September 6, 1995 ("Amendment"), between ICN PHARMACEUTICALS, INC., a Delaware corporation (which, together with its subsidiaries and predecessors is referred to herein as "ICN" or the "Company"), and Milan Panic ("PANIC").
                              RECITALS

      WHEREAS, PANIC founded ICN in 1960, has served as the President and Chief Executive Officer of ICN since that time, and has directed the growth of ICN;

      WHEREAS, ICN and PANIC heretofore entered into an Employment Contract dated March 15, 1967, a subsequent Employment Agreement dated as of June 1, 1970, an amendment thereto approved by the Board of Directors of ICN on March 27, 1974 and a further amendment thereto approved by the Board of Directors of ICN on February 9, 1976, and an Employment Agreement dated as of November 30, 1982, which was due to terminate on November 30, 1986 but which was extended by action of the Board of Directors until June 30, 1989 or such earlier time as a replacement agreement was entered into (collectively, the "Prior Agreements");

     WHEREAS, ICN and PANIC have heretofore entered into an Employment Agreement dated as of October 1, 1988, as amended by a Leave of Absence and Reemployment Agreement dated as of July 25, 1992 (collectively, the "Current Agreement");

      WHEREAS, the Current Agreement was due to terminate November 30, 1994, pursuant to the terms thereof, but has been extended by action of the Board of Directors until September 30, 1995 or such earlier time as this Amendment is entered into; and

      WHEREAS, ICN and PANIC have agreed that it is to their mutual benefit to enter into this Amendment;

      NOW, THEREFORE, for consideration, the value, sufficiency and receipt of which are hereby acknowledged, ICN and PANIC agree as follows:

     1.EXTENSION AND AMENDMENT OF TERM OF CURRENT AGREEMENT.

       Paragraph 1 of the Current Agreement, entitled "TERM OF EMPLOYMENT," is amended in its entirety to read as follows:

     "1.  TERM OF EMPLOYMENT.

           ICN shall employ PANIC for a term expiring December 31, 1998. Thereafter, this Agreement and the terms of employment described therein shall automatically renew for successive one
     (1) year periods unless and until terminated (a) by written notice of one party to the other given not later than six (6)
     months prior to the scheduled automatic renewal date of the Agreement, or (b) as otherwise permitted by this Agreement."

     2. BENEFITS DURING CONSULTANCY.

         Paragraph 4 of the Current Agreement, entitled "RETIREMENT," is amended hereby to further provide that in the event PANIC shall retire and serve as a consultant pursuant to the provisions of such Paragraph 4 and the Current Agreement, PANIC shall continue to be included in the Company's medical and dental plans.
     3. CONTINUATION OF CURRENT AGREEMENT.

        Except as otherwise expressly modified and amended hereby, the Current Agreement shall remain and continue in full force and effect without modification express or implied.

     IN WITNESS WHEREOF, ICN and PANIC have executed this Amendment as of the date first above written.

                                    ICN PHARMACEUTICALS, INC.


                                    By:  /S/ JOHN E. GIORDANI
                                    -----------------------------------
                                     JOHN E. GIORDANI


                                    By:  /S/ DAVID C. WATT
                                    -----------------------------------
                                     DAVID C. WATT


                                    By:  /S/ MILAN PANIC
                                    -----------------------------------
                                      MILAN PANIC